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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  FEBRUARY 17, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598               94-2359345
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  (State or Other Jurisdiction      (Commission File         (IRS Employer
       of Incorporation)                Number)           Identification No.)

          3100 Hansen Way, Palo Alto, CA                      94304-1030
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      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code  (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

        On February 17, 2005, the stockholders of Varian Medical Systems, Inc. (the "Company") approved the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan that provides for equity-based compensation to directors, executive officers and employees (the "2005 Omnibus Stock Plan"). Attached as Exhibit 99.1 to this Form 8-K is the 2005 Omnibus Stock Plan.

        On February 18, 2005, the Board of Directors of the Company approved the forms of Restricted Stock Agreement, Nonqualified Stock Option Agreement and Nonqualified Stock Option Agreement for Directors under the 2005 Omnibus Stock Plan. Attached hereto as Exhibit 99.2 is the form of Restricted Stock Agreement under the 2005 Omnibus Stock Plan, as Exhibit 99.3 is the form of Nonqualified Stock Option Agreement under the 2005 Omnibus Stock Plan and as Exhibit 99.4 is the form of Nonqualified Stock Agreement for Directors under the 2005 Omnibus Stock Plan.

Item 9.01.  Financial Statements and Exhibits.

        (c)   Exhibits.

        99.1    Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

        99.2 Form of Restricted Stock Agreement under the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

        99.3 Form of Nonqualified Stock Option Agreement under the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

        99.4 Form of Nonqualified Stock Option Agreement for Directors under the Varian Medical Systems, Inc. 2005 Omnibus Stock Option Plan.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Varian Medical Systems, Inc.


                                        By:    /s/ JOSEPH B. PHAIR
                                               ---------------------------------
                                        Name:  Joseph B. Phair
                                        Title: Vice President, Administration,
                                               and General Counsel

Dated:  February 24, 2005

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                                  EXHIBIT INDEX

Number                               Exhibit
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99.1      Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

99.2 Form of Restricted Stock Agreement under the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

99.3 Form of Nonqualified Stock Option Agreement under the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

99.4 Form of Nonqualified Stock Option Agreement for Directors under the Varian Medical Systems, Inc. 2005 Omnibus Stock Option Plan.